
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                     _____________________________________

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  OCTOBER 25, 1995


                      INTERNATIONAL TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-9037                    33-0001212
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)



23456 HAWTHORNE BOULEVARD, TORRANCE, CALIFORNIA                    90505
    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (310) 378-9933


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


                                  Page 1 of 4
                      The Exhibit Index appears on Page 3.
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ITEM 5.   OTHER EVENTS.
-------   -------------

          On October 25, 1995, the Registrant issued the press release attached to this report as Exhibit 20.1 and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 1995

                         INTERNATIONAL TECHNOLOGY CORPORATION



                         By:   /s/  Anthony J. Deluca
                            _______________________________________
                                    Anthony J. DeLuca
                                    Senior Vice President and
                                           Chief Financial Officer


                                  Page 2 of 4
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                                 EXHIBIT INDEX
                                 -------------


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Exhibit                                                      Page
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
20.1  Press Release dated October 25, 1995                    4


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